ATTACHMENT A

                  ADDITIONAL REPORTING PERSONS AND SIGNATURES

COMPANY / ADDRESS

AXA ASSURANCES I.A.R.D. MUTUELLE                 370, rue Saint Honore
                                                 75001 Paris, France

AXA ASSURANCES VIE MUTUELLE                      370, rue Saint Honore
                                                 75001 Paris, France

AXA COURTAGE ASSURANCE MUTUELLE                  26, rue Louis-le-Grand
                                                 75002 Paris, France

are Reporting Persons through their interest in the following entity:

AXA                                              25, avenue Matignon
                                                 75008 Paris, France

is a Reporting Person through its interest in AXA Financial, Inc.

SIGNED ON BEHALF OF THE ABOVE ENTITIES (collectively, the "Mutuelles AXA, and AXA")


By: /s/Alvin H. Fenichel
    ----------------------------------
    Alvin H. Fenichel, Attorney-in-Fact


COMPANY / ADDRESS

AXA FINANCIAL, INC.                             1290 Avenue of the Americas
                                                New York, New York  10104


AXA FINANCIAL SERVICES, LLC                     1290 Avenue of the Americas
                                                New York, New York  10104



THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                                1290 Avenue of the Americas
                                                New York, New York  10104


SIGNED ON BEHALF OF THE ABOVE ENTITIES


By:  /s/ Alvin H. Fenichel
    -------------------------------
    Alvin H. Fenichel, Senior Vice
    President and Controller


EQUITABLE HOLDINGS, LLC                         1290 Avenue of the Americas
                                                New York, New York  10104

By:  /s/ Alvin H. Fenichel
    -------------------------------
    Alvin H. Fenichel, Authorized Signatory


are Reporting Persons through their respective interests in the following entities:

ACMC, INC.                                      1290 Avenue of the Americas
                                                New York, New York  10104

By: /s/Kevin R. Byrne
    -------------------------------
    Kevin R. Byrne, Senior Vice President
    and Chief Financial Officer


ECMC, LLC                                       1290 Avenue of the Americas
                                                New York, New York  10104

By:  /s/ Alvin H. Fenichel
    -------------------------------
    Alvin H. Fenichel, Authorized Signatory


Since no more than ten reporting persons may join in a single electronic Form 4 submission, a separate Form 4 is being filed today on behalf of the following reporting persons:


COMPANY / ADDRESS

FINAXA                                             23, avenue Matignon
                                                   75008 Paris, France


VOTING TRUSTEES / ADDRESS

Claude Bebear, Henri de Castries, and Francoise    25, avenue Matignon
Colloc'h (collectively, the "AXA Voting            75008 Paris, France
Trustees") pursuant to the Amended and Restated
Voting Trust Agreement dated as of
May 12, 2002, with AXA.